EXHIBIT 31

Certification of President Pursuant to

Securities Exchange Act Rules 13a-14 and 15d-14

as Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

I, Eric Stoppenhagen, certify that:

1.           I have reviewed this annual report on Form 10-KSB/A of Trestle Holdings, Inc.;

2.           Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.           The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and internal control over financial reporting (as defined in Exchange Act Rules 13a – 15(f) and 15d – 15(f)for the small business issuer and we have:

a)           designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its  subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)           designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

c)           evaluated the effectiveness of the small business issuer 's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluations; and

d)           disclosed in this report any changes in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting.

5.           The small business issuer 's other certifying officers and I have disclosed, based on our most recent evaluation, to the small business issuer 's auditors and the audit committee of small business issuer 's board of directors (or persons performing the equivalent function):

a)           all significant deficiencies in the design or operation of internal controls which could adversely affect the small business issuer 's ability to record, process, summarize and report financial information; and

b)           any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer 's internal control over financial reporting.

Date:           August 20, 2008
 /s/ ERIC STOPPENHAGEN
Eric Stoppenhagen
Interim President and Corporate Secretary